CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – ARM Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 32.6% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	6,277
Total Outstanding Loan Balance	$1,330,983,615*	Min	Max
Average Loan Current Balance	$212,041	$19,966	$1,021,275
Weighted Average Original LTV	80.3%
Weighted Average Coupon	7.08%	4.78%	12.10%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	0.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$1,352,000,000] of the total [$1,500,000,100.00] collateral shall consist of adjustable rate mortgages.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 5.00	5	1,404,757	0.1	4.89	73.3	683
5.01 - 5.50	100	26,126,931	2.0	5.35	77.1	657
5.51 - 6.00	488	123,053,667	9.2	5.85	78.9	660
6.01 - 6.50	973	226,599,487	17.0	6.32	79.2	647
6.51 - 7.00	1,546	355,230,397	26.7	6.79	80.1	637
7.01 - 7.50	1,094	228,528,978	17.2	7.28	80.6	624
7.51 - 8.00	914	179,998,985	13.5	7.78	82.3	610
8.01 - 8.50	549	98,200,745	7.4	8.28	82.7	581
8.51 - 9.00	366	56,445,541	4.2	8.76	81.9	565
9.01 - 9.50	134	19,506,837	1.5	9.29	78.5	564
9.51 - 10.00	65	8,676,549	0.7	9.79	78.4	539
10.01 - 10.50	27	4,298,097	0.3	10.25	75.1	540
10.51 - 11.00	11	2,066,129	0.2	10.70	64.7	516
11.01 - 11.50	2	300,899	0.0	11.29	80.5	554
11.51 - 12.00	2	479,209	0.0	11.76	67.6	552
12.01 - 12.50	1	66,405	0.0	12.10	70.0	573
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	18	4,539,183	0.3	8.47	75.8	499
501 - 525	301	57,611,965	4.3	8.42	73.7	513
526 - 550	413	75,811,463	5.7	7.99	75.0	538
551 - 575	583	114,804,083	8.6	7.60	79.3	564
576 - 600	1,007	181,128,111	13.6	7.25	80.9	589
601 - 625	1,095	225,512,913	16.9	6.96	81.3	613
626 - 650	1,142	241,978,733	18.2	6.85	80.9	638
651 - 675	782	189,741,203	14.3	6.79	81.7	662
676 - 700	435	108,904,453	8.2	6.70	81.5	687
701 - 725	234	63,054,929	4.7	6.66	81.5	712
726 - 750	146	37,839,742	2.8	6.60	81.0	738
751 - 775	80	18,630,631	1.4	6.55	81.0	762
776 - 800	35	9,451,105	0.7	6.48	77.5	784
801 - 825	6	1,975,101	0.1	6.51	81.6	808
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	63	2,743,505	0.2	8.23	66.4	579
50,001 - 100,000	965	76,043,490	5.7	7.61	80.0	609
100,001 - 150,000	1,427	177,883,356	13.4	7.29	80.5	614
150,001 - 200,000	1,211	211,699,107	15.9	7.14	79.7	618
200,001 - 250,000	754	168,520,266	12.7	7.14	79.4	620
250,001 - 300,000	589	161,711,959	12.1	6.95	79.9	626
300,001 - 350,000	370	120,497,554	9.1	6.98	81.3	627
350,001 - 400,000	312	117,383,529	8.8	6.91	81.0	635
400,001 - 450,000	204	86,937,678	6.5	6.84	81.2	644
450,001 - 500,000	170	80,936,901	6.1	6.84	81.2	641
500,001 - 550,000	74	39,126,813	2.9	7.06	79.7	639
550,001 - 600,000	57	32,666,723	2.5	7.01	82.0	642
600,001 - 750,000	77	51,419,325	3.9	6.95	81.2	645
750,001 - 800,000	2	1,552,812	0.1	7.58	84.9	589
800,001 - 850,000	1	839,324	0.1	7.09	70.0	605
950,001 >=	1	1,021,275	0.1	6.63	80.0	707
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	114	16,400,518	1.2	7.16	41.7	583
50.001 - 55.000	53	10,420,469	0.8	7.16	53.1	591
55.001 - 60.000	89	18,026,539	1.4	7.25	58.1	586
60.001 - 65.000	135	26,741,133	2.0	7.43	63.5	575
65.001 - 70.000	236	52,660,394	4.0	7.39	68.8	586
70.001 - 75.000	401	88,031,923	6.6	7.29	73.9	594
75.001 - 80.000	3,435	728,105,659	54.7	6.82	79.8	641
80.001 - 85.000	582	126,292,857	9.5	7.33	84.5	603
85.001 - 90.000	986	213,296,511	16.0	7.39	89.6	622
90.001 - 95.000	165	35,278,697	2.7	7.73	94.6	640
95.001 - 100.000	81	15,728,916	1.2	8.16	99.9	653
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,111	241,327,183	18.1	7.33	80.6	632
1.00	358	101,015,749	7.6	7.15	80.6	636
2.00	4,170	860,646,330	64.7	7.04	80.3	623
3.00	638	127,994,353	9.6	6.82	80.2	628
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,523	667,276,403	50.1	6.97	81.0	610
Reduced	1,165	270,080,325	20.3	7.07	81.2	652
No Income/ No Asset	20	3,747,854	0.3	7.73	73.9	634
Stated Income / Stated Assets	1,569	389,879,034	29.3	7.26	78.7	635
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,928	1,260,808,017	94.7	7.06	80.2	624
Second Home	40	9,868,778	0.7	7.08	85.7	673
Investor	309	60,306,820	4.5	7.55	82.5	657
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,346	438,245,414	32.9	6.80	78.7	633
Florida	894	175,134,661	13.2	7.36	80.7	623
Arizona	288	54,692,887	4.1	7.15	80.3	621
Illinois	254	52,214,736	3.9	7.23	81.4	632
Virginia	213	47,070,116	3.5	7.26	80.5	622
New York	139	45,771,089	3.4	7.14	79.4	630
Nevada	186	44,528,223	3.3	7.10	80.6	631
Maryland	177	39,367,850	3.0	7.06	79.5	615
New Jersey	134	35,648,525	2.7	7.20	80.7	623
Washington	155	33,407,485	2.5	6.77	80.5	634
Texas	270	33,401,611	2.5	7.30	82.0	622
Michigan	226	29,439,172	2.2	7.43	82.4	607
Colorado	150	27,925,100	2.1	7.02	82.3	625
Georgia	180	27,551,682	2.1	7.27	82.8	619
Oregon	106	21,924,799	1.6	6.83	80.8	629
Other	1,559	224,660,263	16.9	7.26	82.0	618
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,032	632,726,292	47.5	6.95	81.8	650
Refinance - Rate Term	335	60,609,287	4.6	7.02	81.1	613
Refinance - Cashout	2,910	637,648,036	47.9	7.22	78.8	603
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
A1/29	18	4,652,024	0.3	7.70	81.2	622
A2/28	5,636	1,189,342,506	89.4	7.10	80.5	624
A2/28 - 40/30	46	12,100,655	0.9	7.11	80.7	619
A3/27	514	110,712,199	8.3	6.84	79.2	648
A3/27 - 40/30	5	1,134,452	0.1	6.89	78.9	635
A5/25	49	10,857,496	0.8	6.91	76.4	646
A6M	9	2,184,284	0.2	6.83	77.9	609
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	5,198	1,077,658,529	81.0	7.08	80.3	622
PUD	457	111,191,670	8.4	7.07	80.6	629
Condo	386	77,404,784	5.8	7.05	80.8	651
2 Family	184	48,474,489	3.6	7.02	80.6	645
3-4 Family	51	16,126,566	1.2	7.47	79.0	654
Co-op	1	127,578	0.0	5.50	80.0	610
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	80	20,199,831	1.5	6.60	79.7	692
4.01 - 4.50	121	27,047,193	2.0	6.11	77.0	655
4.51 - 5.00	369	81,863,654	6.2	6.07	79.7	658
5.01 - 5.50	749	161,717,369	12.2	6.41	79.5	643
5.51 - 6.00	1,825	410,369,205	30.8	6.85	80.3	634
6.01 - 6.50	1,059	229,078,763	17.2	7.12	81.5	625
6.51 - 7.00	1,495	308,126,928	23.2	7.74	80.4	601
7.01 - 7.50	290	51,447,676	3.9	7.90	80.7	607
7.51 - 8.00	182	26,904,097	2.0	8.50	81.1	580
8.01 - 8.50	63	9,067,013	0.7	8.97	80.7	575
8.51 - 9.00	31	3,933,380	0.3	9.50	80.2	573
9.01 - 9.50	11	1,062,143	0.1	9.92	81.6	536
9.51 - 10.00	1	99,959	0.0	10.37	64.5	503
10.51 >=	1	66,405	0.0	12.10	70.0	573
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	4	738,549	0.1	6.04	71.0	572
4 - 6	8	1,723,565	0.1	7.45	80.5	611
7 - 9	10	2,373,952	0.2	7.45	87.3	622
10 - 12	13	2,800,568	0.2	7.85	75.6	616
13 - 15	6	719,152	0.1	7.58	82.0	645
16 - 18	32	5,419,540	0.4	7.53	82.6	608
19 - 21	1,021	218,334,429	16.4	7.09	80.4	622
22 - 24	4,617	976,507,003	73.4	7.10	80.5	624
25 - 27	1	49,622	0.0	6.99	27.6	658
28 - 30	3	492,436	0.0	7.71	71.6	564
31 - 33	115	25,436,138	1.9	6.69	78.7	652
34 - 36	398	85,531,164	6.4	6.88	79.4	647
37 >=	49	10,857,496	0.8	6.91	76.4	646
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	98	24,606,937	1.8	5.57	78.0	659
11.51 - 12.00	404	97,898,205	7.4	5.95	79.5	659
12.01 - 12.50	776	179,145,421	13.5	6.30	79.6	648
12.51 - 13.00	1,243	289,715,416	21.8	6.70	80.3	638
13.01 - 13.50	943	200,607,163	15.1	7.03	80.5	627
13.51 - 14.00	921	193,012,664	14.5	7.29	80.8	622
14.01 - 14.50	688	137,743,414	10.3	7.67	80.2	608
14.51 - 15.00	604	110,881,579	8.3	8.07	81.6	597
15.01 - 15.50	297	50,285,587	3.8	8.50	81.9	579
15.51 - 16.00	172	25,355,796	1.9	8.91	81.7	566
16.01 - 16.50	71	11,725,734	0.9	9.45	78.7	561
16.51 - 17.00	35	5,821,545	0.4	9.93	76.4	527
17.01 - 17.50	14	2,205,570	0.2	10.23	77.3	537
17.51 - 18.00	8	1,611,279	0.1	11.03	62.8	523
18.01 >=	3	367,304	0.0	11.44	78.6	557
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	13	2,155,687	0.2	6.47	78.5	688
4.51 - 5.50	181	41,853,622	3.1	5.72	77.7	652
5.51 - 6.00	586	139,031,998	10.4	5.98	78.9	655
6.01 - 6.50	991	229,575,318	17.2	6.37	79.2	646
6.51 - 7.00	1,542	353,181,393	26.5	6.84	80.2	635
7.01 - 7.50	1,021	213,588,479	16.0	7.30	80.8	624
7.51 - 8.00	856	171,694,171	12.9	7.80	82.3	610
8.01 - 8.50	520	94,036,634	7.1	8.31	82.6	580
8.51 - 9.00	347	53,857,336	4.0	8.76	82.0	564
9.01 - 9.50	120	17,613,357	1.3	9.28	78.7	565
9.51 - 10.00	59	7,429,720	0.6	9.80	77.9	539
10.01 - 10.50	25	4,053,259	0.3	10.25	73.6	536
10.51 - 11.00	11	2,066,129	0.2	10.70	64.7	516
11.01 - 11.50	2	300,899	0.0	11.29	80.5	554
11.51 - 12.00	2	479,209	0.0	11.76	67.6	552
12.01 - 12.50	1	66,405	0.0	12.10	70.0	573
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	8	1,769,199	0.1	6.84	76.8	598
1.50	177	46,300,247	3.5	6.85	80.3	629
2.00	1,401	354,233,435	26.6	7.14	81.9	626
3.00	4,691	928,680,733	69.8	7.07	79.8	626
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,446	677,925,931	50.9	6.99	80.2	630
1.50	1,963	443,864,944	33.3	7.13	81.7	624
2.00	868	209,192,740	15.7	7.26	77.9	616
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,707	896,618,155	67.4	7.28	80.2	611
12	1	311,200	0.0	6.68	80.0	717
24	88	23,302,439	1.8	6.66	80.6	649
36	11	2,090,482	0.2	6.82	78.3	639
60	1,417	395,219,289	29.7	6.66	80.6	656
84	4	992,000	0.1	6.61	80.0	629
120	49	12,450,050	0.9	7.04	82.4	652
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626